                                                                    EXHIBIT 10.7


                          SUBSCRIPTION ESCROW AGREEMENT

         Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and between the corporation identified on Schedule 1 (the "Issuer") and JPMorgan Trust Company, N.A. as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer has filed a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, (the "Registration Statement"), relating to the subscription for and sale of shares of common stock ("Units"), par value $0.001 per share, in the Issuer, with a minimum aggregate investment required of 1,500,000 Units (the "Minimum Subscription Amount") and a maximum aggregate investment of 2,000,000 Units (the "Maximum Subscription Amount"), at a price of $10.00 per Unit;

WHEREAS, the Issuer proposes to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. APPOINTMENT. The Issuer hereby appoints the Escrow Agent as its escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. ESTABLISHMENT OF ESCROW ACCOUNT. On or before the date of the commencement of the Offering ("Commencement Date"), the Issuer shall establish an account with the Escrow Agent, which account shall have the Escrow Account Name set forth on schedule I attached hereto ("Escrow Fund"). The Issuer agrees to notify Escrow Agent in writing of the Commencement Date of the offering, which notification may be made via first class mail, overnight delivery, or facsimile at the address or facsimile number provided on schedule I. The Issuer will instruct subscribers to make the Subscription Funds, by check or money order, payable to the Escrow Fund. Any check received that is not made payable to the Escrow Fund shall be returned to the person or entity submitting same.

3. RECEIPT AND DEPOSIT OF SUBSCRIPTION FUNDS. The Issuer will instruct subscribers to send a check or money order for the Subscription Funds directly to the Lockbox Account established by JPMorgan Chase Bank ("Bank") via first class mail or overnight delivery. Wire transfers and cash payments will not be accepted. The Subscription Funds shall be accompanied by a written stock order form, in the form attached hereto as Exhibit A ("Stock Order Form"), which form shall set forth, among other things, the name, and address and taxpayer ID number or social security number of the subscriber, the number of Units of the Issuer subscribed for, and the amount paid therefor. The Bank will deposit such funds into the Escrow Fund. The Bank will establish and maintain a computer file containing a list of all subscriptions, including the subscriber's name and taxpayer ID number or social security number, and number of Units for each subscription ("Subscription List"). It shall not be the responsibility of the Bank to verify that the amount of Subscription Funds accompanying a Stock Order Form corresponds to the amount due for the number of Units subscribed for on such Stock Order Form. The Bank shall make the Subscription List available for review by the Issuer on a daily basis via electronic means. The Bank shall forward the original Stock Order Forms to the Issuer on a weekly basis via first class mail or overnight delivery at the address provided on schedule I. The Escrow Agent shall return any funds received prior to the Commencement Date to the subscriber at the address provided by on the Stock Order Form accompanying the funds which information will be provided by Issuer.

4. INVESTMENT OF ESCROW FUND. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and as shall be acceptable to the Escrow Agent. All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments will be executed through JPMorgan Fleming Asset Management (JPMFAM), in the investment management division of JPMorgan Chase. Subject to principles of best execution, transactions are effected on behalf of the Escrow Fund through broker-dealers selected by JPMFAM. In this regard, JPMFAM seeks to attain the best overall result for the Escrow Fund, taking into consideration quality of service and reliability. An agency fee will be assessed in connection with each

This document contains information that is confidential and the property of JPMorgan Chase Bank. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank.
(C) JPMorgan Chase Bank 2001. All Rights Reserved.

transaction. Periodic statements will be provided to Issuer reflecting transactions executed on behalf of the Escrow Fund. The Issuer, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund. The proceeds of any investment of the Escrow Fund shall accrue to the benefit of the Issuer and shall be disbursed in accordance with the terms of paragraph 5 below.

5. DISPOSITION AND TERMINATION.

         (i) Escrow Period and Term of Agreement. The escrow period ("Escrow Period") shall begin on the Commencement Date and shall terminate upon the earlier to occur of the following: (a) such time as the Escrow Agent shall have disbursed the funds in the Escrow Fund to the Issuer pursuant to section (iv) of this paragraph 5; or (b) the Offering Closing Date as defined hereinafter, ("Termination Date"), whereupon Subscription Funds shall be disbursed as set forth in section (iv) of this paragraph 5.

         (ii) Escrow Fund Ownership. The Issuer understands and agrees that during the Escrow Period, the Issuer shall not be entitled to any funds on deposit in the Escrow Fund (except as released to the Issuer pursuant to section
(iv) of this paragraph 5), and no such funds shall become the property of the Issuer or any other entity nor shall such funds be subject to the debts of the Issuer or any other entity (except as released to the Issuer pursuant to section iv of this paragraph 5). The term of this Agreement shall end upon the earliest to occur of 5(i)(a) or 5(i)(b) above. The termination of this Agreement is required to be confirmed by the Issuer in writing, provided that the failure to do so shall not affect the termination of this Agreement.

         (iii) Notification to Issuer of Escrow Fund Balance. Once the Escrow Agent is in receipt of collected Subscription Funds totaling at least the Minimum Subscription Amount, the Escrow Agent shall notify the Issuer of same in writing. Once the Escrow Agent is in receipt of collected Subscription Funds totaling at least the Maximum Subscription Amount, the Escrow Agent shall again notify the Issuer of same in writing.

         (iv) Closing of the Offering. The Issuer may close the offering at any time within 90 days of the Commencement Date. If the Issuer does not close the offering within 90 days of the Commencement Date, the offering will terminate automatically at 5:00 p.m., Chicago time, on the 90th day or first business day thereafter. The foregoing notwithstanding, the Issuer may extend the duration of the offering by post-effective amendment to the registration statement. If such extension occurs, the Issuer will notify the Escrow Agent in writing that the offering duration has been extended at the time such extension becomes effective. The Issuer agrees to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and the amount of subscriptions received. Upon receipt by the Escrow Agent of such written notification from Issuer, the following procedure will take place.

         a. If the Issuer has received subscriptions for at least the Minimum Subscription Amount by the Offering Closing Date but has not received subscriptions exceeding the Maximum Subscription Amount, the Escrow Fund, along with all accrued interest thereon, will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

         b. If the Issuer has received subscriptions in an amount exceeding the Maximum Subscription Amount, the Maximum Subscription Amount will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer. Additionally, the Issuer shall calculate the allocation of Units according to the rules outlined in the Prospectus and shall provide written instructions to the Escrow Agent for the refund of Subscription Funds in excess of the Maximum Subscription Amount within 10 days of the closing of the offering. Accrued interest on the Escrow Fund shall be paid to the Issuer pursuant to the Issuer's instructions. No interest shall be paid to subscribers.

This document contains information that is confidential and the property of JPMorgan Chase Bank. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank.
(C) JPMorgan Chase Bank 2001. All Rights Reserved.

         c. If the Issuer has not received subscriptions for at least the Minimum Subscription Amount, the Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount pursuant to written instructions of the Issuer within 10 days of the closing of the offering. No interest shall be paid to subscribers. Instructions shall include the name, address & amount of fund to be returned to the subscribers. Fees owed to the Escrow Agent pursuant to this Agreement may be deducted by Escrow Agent from interest, and the remaining balance shall be paid to the Issuer.

6. ESCROW AGENT. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

7. SUCCESSION. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

8. FEES. The Issuer agrees to (i) pay the Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery modification and termination of this Agreement.


9. INDEMNITY. The Issuer shall indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnitees") from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnitee, or (ii) its following any instructions or other directions from the Issuer, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby

This document contains information that is confidential and the property of JPMorgan Chase Bank. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank.
(C) JPMorgan Chase Bank 2001. All Rights Reserved.

grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

10. TINS. The Issuer represents that its correct TIN assigned by the Internal Revenue Service ("IRS") or any other taxing authority is set forth in Schedule
1. Upon execution of this Agreement, the Issuer shall provide the Escrow Agent with a fully executed W-8 or W-9 ITS form, which shall include the Issuer's TIN. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and reported by the recipient to the Internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in
Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

11. NOTICES. All communications hereunder shall be in writing and shall be deemed to be duly given and received:

         (i) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;

         (ii) on the next Business Day (as hereinafter defined) if sent by overnight courier; or

         (iii) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed.

12. SECURITY PROCEDURES. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement, as indicated in Schedule 1 attached hereto), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in Schedule 2, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of your executive officers, ("Executive Officers"), which shall include the titles of Chief Financial Officer and Treasurer, as the Escrow Agent may select. Such "Executive Officer" shall deliver to the Escrow Agent a fully executed Incumbency Certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Purchaser or the Seller to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

13. MISCELLANEOUS. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and

This document contains information that is confidential and the property of JPMorgan Chase Bank. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank.
(C) JPMorgan Chase Bank 2001. All Rights Reserved.

construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                                JPMORGAN TRUST COMPANY, N.A.
                                AS ESCROW AGENT

                                By: /s/ JoAnne Osborn
                                    --------------------------------------------
                                    Jo Anne Osborn, Vice President


                                ISSUER


                                By: /s/ Martin P. Gilmore
                                    --------------------------------------------
                                    Martin P. Gilmore, President


This document contains information that is confidential and the property of JPMorgan Chase Bank. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank.
(C) JPMorgan Chase Bank 2001. All Rights Reserved.

                                   Schedule 1

EFFECTIVE DATE: August 3, 2004

NAME OF ISSUER: LightFirst Inc.
ISSUER NOTICE ADDRESS: P. O. Box 59481, Schaumburg, IL 60159
ISSUER OVERNIGHT DELIVERY ADDRESS: 25 Northwest Point, Suite 700, Elk Grove Village, IL 60007
ISSUER FACSIMILE NUMBER: (847) 640-1818
ISSUER TIN: 36-443-7640
WIRING INSTRUCTIONS:

ESCROW ACCOUNT NAME: JPMorgan Chase Trust

MINIMUM SUBSCRIPTION AMOUNT: $15,000,000
MAXIMUM SUBSCRIPTION AMOUNT: $20,000,000


INVESTMENT:                         [specify]

        [x]      JPMorgan Chase Bank Money Market Account;

        [ ]      A trust account with JPMorgan Chase Bank;

        [ ] A money market mutual fund, including without limitation the JPMorgan Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

                 Fund

        [ ] Such other investments as Issuer and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer accepted by the Escrow Agent.


This document contains information that is confidential and the property of JPMorgan Chase Bank. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank.
(C) JPMorgan Chase Bank 2001. All Rights Reserved.

ESCROW AGENT NOTICE ADDRESS:        JoAnne Osborn
                                    Vice President
                                    JPMorgan Trust Company, N.A.
                                    Institutional Trust Services
                                    One Oxford Centre
                                    301 Grant Street, St. 1100
                                    Pittsburgh, PA 15219
                                    Phone No.:412-291-2027
                                    Fax No.: 412-291-2070


ESCROW AGENT'S COMPENSATION:        ANNUAL ADMINISTRATION FEE: $3,000. WITHOUT
                                    PRORATION OF PARTIAL YEAR

OUT-OF-POCKET EXPENSES:             6% OF THE AMOUNT OF THE ANNUAL
                                    ADMINISTRATION FEE

This document contains information that is confidential and the property of JPMorgan Chase Bank. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank.
(C) JPMorgan Chase Bank 2001. All Rights Reserved.

                                   SCHEDULE 2


                     TELEPHONE NUMBER(s) FOR CALL-BACKS AND
           PERSON(s) DESIGNATED TO CONFIRM FUNDS TRANSFER INSTRUCTIONS


If to Issuer:

         Name                                                 Telephone Number
-----------------------                                       ----------------

1.   Martin P. Gilmore                                         (847) 640-8880

2.   Angele R. Kuenster                                        (847) 640-8880








This document contains information that is confidential and the property of JPMorgan Chase Bank. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank.
(C) JPMorgan Chase Bank 2001. All Rights Reserved.